SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                        June 4, 2004 (June 1, 2004)


                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

         Maryland                       1-10360                 52-1622022
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)




                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

     On June 1, 2004, CRIIMI MAE Financial Corporation ("CMO-1"), a wholly owned subsidiary of CRIIMI MAE Inc., redeemed its 7% collateralized mortgage obligation due January 1, 2033 (the "Bonds"). As a result of the redemption of the Bonds by CMO-1, CRIIMI MAE will incur a $1.1 million loss on extinguishment of debt in the second quarter of 2004. On June 3, 2004, CRIIMI MAE issued a press release reporting the redemption. A copy of this press release is incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.  The following exhibits are filed with the report:

Exhibit 99.1 - Press Release issued by CRIIMI MAE Inc. on June 3, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CRIIMI MAE Inc.



Dated: June 4, 2004                      /s/Mark Libera
                                         -------------------------------
                                         Mark Libera
                                         Its:  Vice President and Acting
                                                 General Counsel





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                                  EXHIBIT INDEX

Exhibit
No.
--------------------------------------------------------------------------------

*99.1    Press Release dated June 3, 2004.


*Filed herewith